                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Roadhouse Grill, Inc. (the "Company") for the period ended January 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Ayman Sabi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ AYMAN A. SABI
                                                     ---------------------------
                                                     Ayman A. Sabi
                                                     Chief Executive Officer
                                                     March 11, 2003